UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2009
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 10, 2009 Noble Energy, Inc. (the “Company”) announced that Kenneth M. Fisher will be appointed as Senior Vice President and Chief Financial Officer of the Company effective November 16, 2009. Prior to joining the Company, Mr. Fisher, age 47, served as Executive Vice President of Finance for Upstream Americas for Royal Dutch Shell plc. Prior to his most recent position with Shell, Mr. Fisher served as Director of Strategy & Business Development for Royal Dutch Shell in The Hague and Executive Vice President of Strategy & Portfolio for Shell’s downstream business in London. Mr. Fisher joined Shell in August 2002 as Chief Financial Officer for Shell Oil Products U.S.
     Pursuant to the terms of Mr. Fisher’s employment, he will be entitled to receive effective November 16, 2009 (unless otherwise noted):
•	an annual base salary of $500,000;

•	eligibility in the Company’s Short-Term Incentive Plan with a target bonus percentage of 80% of his base salary (to be prorated for 2009 based on his date of employment);

•	a cash payment of $500,000 on or before December 16, 2009;

•	a cash payment of $500,000 on or around May 16, 2010;

•	an award of restricted shares of the Company’s common stock and a grant of options to purchase shares of the Company’s common stock, pursuant to the terms of stock option and restricted stock agreements to be entered into by Mr. Fisher on November 16, 2009;

•	eligibility to participate in the Company’s Long-Term Incentive Plan;

•	eligibility to participate in the Company’s Thrift and Profit Sharing Plan, including eligibility to receive profit sharing contributions;

•	eligibility to participate in the Company’s Non-qualified Deferred Compensation Plan beginning in 2010;

•	eligibility to participate in the Company’s Change of Control Severance Plan for Executives, with a salary and bonus multiple of 2.5;

•	five weeks of vacation per year (pro-rated in 2009 based on months of service);

•	reimbursement of reasonable legal fees associated with finalization of the terms of Mr. Fisher’s employment; and

•	reimbursement for membership to a social club of Mr. Fisher’s choice.
     The terms of Mr. Fisher’s restricted stock award and grant of stock options are dependent upon the trading price of the Company’s common stock on Mr. Fisher’s effective date of hire and therefore will be disclosed in an amendment to this report on Form 8-K/A. Descriptions of the compensation plans referenced above are included in the Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders, filed with the SEC on March 23, 2009.
     The Company issued a press release on November 10, 2009 announcing Mr. Fisher’s appointment, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished as part of this report on Form 8-K:
99.1	Press release dated November 10, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: November 12, 2009	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 10, 2009.